UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	October 30, 2007
(Date of earliest event reported):	October 30, 2007
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act
| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
| |	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. - Regulation FD Disclosure.

On October 30, 2007, R. Scott Smith, Jr., Chairman, President and Chief Executive Officer of Fulton Financial Corporation will be a speaker at the 2007 American Bankers Association National Agricultural Bankers Conference held at the Hyatt Regency Milwaukee, Milwaukee, Wisconsin.

Mr. Smith’s presentation, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	ABA National Agricultural Bankers Conference presentation dated October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 30, 2007	Fulton Financial Corporation By: /s/ Charles J. Nugent
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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